----------------------------------------------------
COLONIAL MASSACHUSETTS TAX-EXEMPT FUND ANNUAL REPORT
----------------------------------------------------

January 31, 2000

[graphic omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve Board implemented three interest rate hikes, the first of which was in June, to slow the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less value than their Treasury counterparts during the year. Investors were lured back to the municipal market after a hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled as issuers reduced their refinancing activity in response to rising interest rates. Under these circumstances, municipal bond investors were provided with an attractive tax-exempt yield relative to their taxable counterparts.

Despite these challenging bond market conditions, the Fund outperformed its Lipper peer group average for the 12-month period.1 Although past performance cannot predict results, it is important to maintain a long-term perspective when making investment decisions.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Massachusetts Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    March 13, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Massachusetts Municipal Debt Category was negative 6.28% for the 12 months ended January 31, 2000. The Fund's Class A shares were ranked in the second quartile for the 1 year (26 out of 56 funds), in the first quartile for the 5 years (11 out of 44 funds) and in the second quartile for the 10 years (5 out of 18 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o   FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.
    In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy, which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

o   MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.
    Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

o SHORT-TERM OBLIGATIONS OUTPERFORMED LONG-TERM ISSUES AS INTEREST RATES ROSE. Securities such as short-term municipal notes outperformed long-term issues later in the period. This was expected as bonds with shorter maturities are less sensitive to rising interest rates.

                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/99 - 1/31/00

                     Lehman Brothers            Salomon 30-Year
                  Municipal Bond Index          Treasury Index
                  --------------------          --------------
1/99                      0.00%                     0.00%
1/00                     (3.63)%                  (15.00)%


Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE
AS OF 1/31/00

----------------------------
Class A                $7.18
----------------------------
Class B                $7.18
----------------------------
Class C                $7.18
----------------------------

DISTRIBUTIONS DECLARED FROM
2/1/99 TO 1/31/00

----------------------------
Class A               $0.411
----------------------------
Class B               $0.353
----------------------------
Class C               $0.376
----------------------------

A portion of the Fund's income may be subject to the alternative minimum tax.

The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/00

----------------------------
Class A                4.62%
----------------------------
Class B                4.08%
----------------------------
Class C                4.39%
----------------------------

The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.60%, 4.07% and 4.06% for Class A, Class B and Class C shares, respectively.

TAXABLE-EQUIVALENT SEC
YIELDS ON 1/31/00

Class A                8.13%
----------------------------
Class B                7.18%
----------------------------
Class C                7.73%
----------------------------

Taxable-equivalent SEC yields are based on the combined maximum effective 43.2% federal and state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 1/31/00

AAA                    49.3%
----------------------------
AA                     13.8%
----------------------------
A                      14.8%
----------------------------
BBB                     8.8%
----------------------------
BB                      0.9%
----------------------------
Non-rated              11.4%
----------------------------
Cash equivalents        1.0%
----------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.


BOUGHT
-------------------------------------------------------------------------------

MASSACHUSETTS HEFA LEARNING CENTER FOR DEAF CHILDREN
We purchased Massachusetts HEFA Learning Center for Deaf Children (0.5% of net assets), an innovative program that has strong state financial support and which draws students from across the state. The high-yielding bonds were purchased at attractive prices and represent good total return potential.


RISING INTEREST RATES, INFLATION FEARS ROIL BOND MARKETS

Bonds lost considerable ground during the period, plagued by rising interest rates and persistent inflation worries. Against this unfavorable investment environment, the Fund's Class A shares returned negative 5.96%, without a sales charge, for the 12 months ended January 31, 2000, outperforming its Lipper peer group average of negative 6.28%.

FUND ADOPTS DEFENSIVE SHORT-TERM POSTURE

At the beginning of the period, our outlook called for low inflation and modest economic growth in response to the global economic and market turmoil during the fall of 1998. Based on those expectations, we structured the portfolio with a larger-than-average proportion of bonds and instruments that tend to do well during periods of declining interest rates and emphasized bonds that would help maintain the Fund's income level over the long term.

To the surprise of most economists and market observers, the global turmoil quickly abated, setting the stage for better economic growth across the world. Rather than restructure the portfolio and sell bonds we believed ultimately would serve the Fund well, we pursued some short-term strategies aimed at temporarily cushioning the Fund against rising rates. One of our interim defenses against rising rates was a temporary position in short-term municipal notes. Because of their short life span, municipal notes are the least susceptible to changes in price due to changes in interest rates.


ENHANCING YIELD

Rising rates and bond yields afforded us selected opportunities to purchase some attractively priced, longer-maturity bonds. For example, we added zero coupon bonds, which are sold at a discount to their par value and pay interest at maturity. While zeros are more sensitive to interest rate movements than coupon bonds, they also generally have higher yields.


MASSACHUSETTS ENJOYS STRONG ECONOMIC GROWTH

Massachusetts' economy continued to remain strong, evidenced by the fact that the total number of employed residents reached an all time high during the period. Behind California, Massachusetts ranks second in terms of high-tech jobs, particularly in the networking, software, biotech and Internet industries. The Commonwealth's concentration in mutual funds, banking, health care and manufacturing remained important, but growth in many of those sectors slowed and, in the case of health care and manufacturing, reversed. Massachusetts' "Big Dig" project strained the construction sector, crowding out private and local infrastructure projects.

OUTLOOK CALLS FOR A MORE FAVORABLE ENVIRONMENT

Our outlook for the municipal bond market is reasonably favorable, calling for lower interest rates over the long term. That said, we wouldn't rule out the possibility of the Fed raising short-term interest rates again to keep inflation in check. Given a scenario characterized by moderate economic growth, low inflation and stable to declining long-term interest rates, we believe that the Fund is well positioned. If interest rates appear to us to be heading significantly higher, we will likely adjust our strategy in response.

In our view, Massachusetts' economic growth will continue to be positive and will more closely mirror national growth rates than it has during the past several years. The technology sector, which has fueled much of the economic and labor growth in recent years, should continue to propel the Commonwealth's economy in coming years. In response to Massachusetts' strong economy, state officials have made a push to the municipal bond rating agencies for a credit upgrade. Despite ongoing concerns about Big Dig funding, large future tax cuts and higher education spending, we believe the state probably will be successful in garnering at least one upgrade in 2000.

/s/ Gary Swayze

GARY SWAYZE is portfolio manager of Colonial Massachusetts Tax-Exempt fund and is a senior vice president of Colonial Management Associates, Inc. (CMA)

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor uses futures contracts from time to time to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

TOP FIVE SECTOR BREAKDOWNS:
1/31/00 VS. 1/31/99

                              FUND AS             FUND AS
                            OF 1/31/00          OF 1/31/99
                            ----------          ----------
WATER & SEWER                 15.7%               13.9%
STATE GENERAL OBLIGATIONS     15.4%               16.5%
REFUNDED/ESCROWED             15.2%               13.5%
HOSPITAL                      10.0%                9.1%
EDUCATION                      9.9%                9.2%


Sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

SOLD
------------------------------------------------------------------------------

MASSACHUSETTS MANSFIELD GENERAL OBLIGATION BONDS

We sold Massachusetts Mansfield General Obligation bonds after they had been prefunded, a process where the issuer backs the bonds with U.S. Treasury securities and can result in price appreciation. After the prerefunding, the bonds offered less total return potential.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES 1/31/90 - 1/31/00

                     Without        With
                      Sales         Sales
                     Charge         Charge

Class A             $18,703         $17,815
-------------------------------------------
Class B             $17,667         $17,667
-------------------------------------------
Class C             $18,491         $18,491
-------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES FROM 1/31/90 - 1/31/00

                Lehman Brothers               Without              With
              Municipal Bond Index         sales charge         sales charge
              --------------------         ------------         ------------
1/31/90             $10,000                  $10,000             $10,000
1/31/00             $19,479                  $18,703             $17,815

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

Share Class                    A                       B                        C
Inception                   4/10/87                 6/8/92                   8/1/97
-----------------------------------------------------------------------------------------
                      Without      With       Without      With        Without      With
                       Sales       Sales       Sales       Sales        Sales       Sales
                      Charge      Charge      Charge      Charge       Charge      Charge
-----------------------------------------------------------------------------------------
 1 year              (5.96)%     (10.43)%     (6.67)%    (11.12)%      (6.38)%    (7.28)%
-----------------------------------------------------------------------------------------
 5 years              5.27         4.25        4.48        4.15         5.03       5.03
-----------------------------------------------------------------------------------------
 10 years             6.46         5.94        5.86        5.86         6.34       6.34
-----------------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

Share Class                  A                         B                          C
-----------------------------------------------------------------------------------------
                      Without      With       Without      With        Without      With
                       Sales       Sales       Sales       Sales        Sales       Sales
                      Charge      Charge      Charge      Charge       Charge      Charge
-----------------------------------------------------------------------------------------
 1 year              (4.12)%      (8.67)%     (4.84)%     (9.38)%      (4.55)%    (5.46)%
-----------------------------------------------------------------------------------------
 5 years              6.18         5.15        5.39        5.07         5.95       5.95
-----------------------------------------------------------------------------------------
 10 years             6.49         5.98        5.90        5.90         6.38       6.38
-----------------------------------------------------------------------------------------

 Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
January 31, 2000
(In thousands)

MUNICIPAL BONDS - 98.0%                                 PAR     VALUE
---------------------------------------------------------------------
EDUCATION - 11.4%
EDUCATION - 7.8%
Health & Educational Facilities Authority
  Learning Center for the Deaf,
  6.100%  07/10/19                                   $1,000  $    908
State Development Finance Agency:
  Boston University, Series 1999-P,
  6.000% 05/15/59                                     1,000       914
  College of Pharmacy & Health Science
  Series, 1999 B,
  6.625% 07/01/20                                       765       741
State Health & Educational Facilities Authority:
  Amherst College, Series E,
  6.800% 11/01/21                                       500       528
  Brandeis University, Series 1998-I,
  4.750% 10/01/18                                     2,000     1,662
  Community Colleges Program, Series A,
  6.600% 10/01/22                                     1,250     1,330
  Harvard University, Series N,
  6.250%  04/01/20                                    2,250     2,345
State Industrial Finance Agency:
  Babson College, Series 1992 A,
  6.375%  10/01/09                                    1,000     1,058
  Cambridge Friends School, Series 1998
  5.750%  09/01/18                                    1,000       889
  Concord Academy, Series 1997,
  5.500%  09/01/27                                    1,250     1,077
  St John's High School, Series 1998
  5.700%  06/01/18                                    1,000       899
  Tabor Academy, Series 1998
  5.400%  12/01/18                                    1,000       866
  Wentworth Institute of Technology,
  Series 1998,
  5.750%  10/01/28                                    1,650     1,530
  PR Commonwealth of Puerto Rico, Industrial
  Tourist Educational,
  Medical & Environmental Facilities,
  Ana G. Mendez University,
  5.375% 02/01/19                                       500       437
                                                             --------
                                                               15,184
                                                             --------
STUDENT LOAN - 3.6%
New England Educational Loan Marketing Corp.,
  Student Loan,
  Series 1993 A,
  5.700% 07/01/05                                     5,000     5,091
State Educational Financing Authority,
  Issue E,
  5.650%  07/01/10                                    1,885     1,869
                                                             --------
                                                                6,960
                                                             --------
HEALTHCARE - 15.5%
LIFECARE - 1.4%
Boston Industrial Development Finance Authority,
  Springhouse, Inc.,
  Series 1988,
  5.875% 07/01/18                                     1,200       980
State Development Finance Agency,
  Series 1999 A,
  5.750%  07/01/23                                   $1,000    $  800
State Industrial Finance Agency,
  Reeds Landing Project,
  7.750% 10/01/00                                     1,000     1,003
                                                             --------
                                                                2,783
                                                             --------
HEALTH SERVICES - 0.7%
State Development Finance Agency, Boston
  Biomedical Research
  Institute, Series 1999,
  5.750%  02/01/29                                    1,750     1,371
                                                             --------
HOSPITALS - 9.9%
Health & Educational Facilities Authority
  South Shore Hospital:
  5.625%  07/01/19                                    1,000       857
  5.750%  07/01/29                                    1,000       835
State Health & Educational Facilities Authority:
  Berkshire Health System, Series C,
  6.000%  10/01/20                                    1,000       861
  Cape Cod Health Care, Series 1998 B,
  5.450% 11/15/23                                     1,000       779
  Central New England Health,
  Series 1998 B,
  5.500% 08/01/14                                     1,255     1,194
Children's Hospital, Series E,
  6.200% 10/01/16                                     2,000     1,971
Dana-Farber Cancer Institute:
  Series 1995 G1,
  5.500%  12/01/27                                    5,000     4,076
  Series C, 6.650%  12/01/15                            250       252
  Milford-Whitinsville Regional Hospital,
  Series C,
  5.375% 07/15/28                                       500       365
Newton-Wellesley Hospital, Series 1997 G,
  6.000% 07/01/12                                     1,000     1,015
University Hospital, Series C,
  7.250%  07/19/19                                    1,000     1,033
Youville House Project,
  5.950% 02/15/17                                       500       477
State Industrial Finance Agency, Massachusetts
  Biomedical:
  Series A-2 (a) 08/01/08                             2,000     1,236
  Series 1989-A2, (a) 08/01/10                        8,000     4,340
                                                             --------
                                                               19,291
                                                             --------
INTERMEDIATE CARE FACILITIES  - 0.5%
State Development Finance Agency, New England
  Center for Children,
  Series 1998,
  5.875%  11/01/18                                    1,000       894
                                                             --------
NURSING HOME - 3.0%
State Health & Educational Facilities
  Authority, Deutsches Altenheim, Inc.,
  Series A,
  7.700%  11/01/31                                      955       998
State Industrial Finance Agency,
  American Health Foundation Inc.,
  Series 1989, 10.125% 03/01/19 (b)                   1,695     1,203
Chelsea Jewish Nursing Home, Series A,
  6.500% 08/01/37                                     1,000       984
GF/Massachusetts Inc., Series 1994,
  8.300%  07/01/23                                    2,415     2,542
                                                             --------
                                                                5,727
                                                             --------

---------------------------------------------------------------------
HOUSING - 3.7%
MULTI-FAMILY - 2.5%
Boston- Mount Pleasant Development Corp.,
  Series A,
  6.750%  08/01/23                                    1,600     1,647
State Housing Finance Agency:
  Series 1990 A,
  8.150%  02/01/29                                      135       139
  Series 1992 C,
  6.875%  11/15/11                                    3,000     3,152
                                                             --------
                                                                4,938
                                                             --------
SINGLE FAMILY - 1.2%
  State Housing Finance Agency:
  Series 18,
  7.350% 12/01/16                                       590       594
  Series 1997 57,
  5.600%  06/01/30                                    1,865     1,659
                                                             --------
                                                                2,253
                                                             --------

---------------------------------------------------------------------
INDUSTRIAL - 0.8%
MANUFACTURING
State Industrial Finance Agency,
  House of Bianchi Inc.,
  8.750%  06/01/18                                    1,700     1,585
                                                             --------

---------------------------------------------------------------------
OTHER - 16.2%
OTHER - 1.2%
Massachusetts Bay Transportation Authority
  Rail Connection:
  6.000%  07/01/13                                      500       480
  6.000%  07/01/14                                      500       476
State Development Agency Worcester
  Redevelopment,
  6.000%  06/01/24                                    1,300     1,333
                                                             --------
                                                                2,289
                                                             --------
REFUNDED/ESCROWED (c)  - 15.0%
Boston, Series 1992 A,
  6.500%  07/01/12                                    4,340     4,594
Holyoke, School Project Loan,
  7.650%  08/01/09                                      500       532
Massachusetts Bay Transportation Authority,
  Series D,
  5.750%  03/01/13                                    2,000     2,078
Plymouth County, Plymouth County Correctional
  Facility, Series A,
  7.000% 04/01/22                                     1,000     1,073
State Health & Educational Facilities
  Authority, Charlton Memorial
  Hospital, Series B:
  7.250%  07/01/07                                      500       527
  7.250%  07/01/13                                      500       527
Cooley Dickinson Hospital, Series A,
  7.125%  11/15/18                                    1,770     1,899
Corporation for Independent Living,
  8.100%  07/01/18                                      285       318
Fairview Extended Care Service, Inc.,
  Series A,
  10.250%  01/01/21                                     500       541
Lowell General Hospital, Series 1991 A,
  8.400%  06/01/11                                      500       533
The Medical Center of Central Mass.,
  Series A,
  7.000%  07/01/12                                    1,000     1,053
Winchester Hospital, Series C,
  7.550% 07/01/11                                       500       529
Worcester Polytechnic Institute, Series E:
  6.750% 09/01/11                                       500       533
  6.625% 09/01/17                                       500       531
State Industrial Finance Agency:
  Belmont Home Care, Series 1995 A,
  9.265% 01/01/25                                     1,965     2,353
Emerson College, Series 1991 A,
  8.900% 01/01/18                                       500       531
Mary Ann Morse Nursing Home, Inc.,
  Series 1991 I,
  10.000%  01/01/21                                     925       999
PR Commonwealth of Puerto Rico,
  Series 1994,
  6.500%  07/01/23                                    3,000     3,243
Seacoast Nursing Home, Series 1991,
  9.625%  12/01/21                                    1,285     1,433
State Industrial Finance Agency, Series 1990,
  9.000%  10/01/20                                      465       487
State Turnpike Authority, Series 1993 A,
  5.000% 01/01/20                                     5,000     4,450
University of Massachusetts Building Authority,
  Series 1976 A,
  7.500%  05/01/11                                       90       100
VI Virgin Islands Public Finance Authority,
  Series 1992 A,
  7.000%  10/01/02                                      250       265
                                                             --------
                                                               29,129
                                                             --------

---------------------------------------------------------------------
OTHER REVENUE - 0.4%
Recreation YMCA, Series 1998,
  5.450%  11/01/28                                    1,000       810
                                                             --------

---------------------------------------------------------------------
RESOURCE RECOVERY - 3.4%
DISPOSAL - 2.1%
Boston Industrial Development Finance
  Authority, Jet-A-Way, Inc.,
  10.500%  01/01/11                                     200       211
Massachusetts Environmental Services,
  Series 1994 A,
  8.750%  11/01/21                                    2,935     2,348
State Industrial Finance Agency, Peabody
  Monofill Associates, Inc.,
  Series 1995,
  9.000%  09/01/05                                    1,540     1,594
                                                             --------
                                                                4,153
                                                             --------
RESOURCE RECOVERY - 1.3%
  IFA Ogden Haverhill Project, Series 1998 B:
  5.500%  12/01/19                                    1,000       827
  5.600%  12/01/19                                    2,000     1,681
                                                             --------
                                                                2,508
                                                             --------

---------------------------------------------------------------------
TAX-BACKED - 23.6%
LOCAL GENERAL OBLIGATIONS - 5.7%
Lowell,
  8.400%  01/15/09                                    1,000     1,059
Malden, Series 1998,
  4.500%  10/01/18                                    5,410     4,324
Nantucket, Series 1991,
  6.800%  12/01/11                                    2,675     2,825
Southern Berkshire Regional School
  Project Loan,
  7.000%  04/15/11                                      500       532
Swansea, School Project Loan:
  6.800%  01/15/09                                      250       264
  6.800%  01/15/10                                      125       132
  6.800%  01/15/11                                      210       222
Weymouth, Series 1992:
  6.700%  06/15/09                                      200       212
  6.700%  06/15/10                                      200       212
  6.700%  06/15/11                                      155       164
  6.700%  06/15/12                                      140       149
Worcester, Series C,
  5.750%  10/01/13                                    1,000       999
                                                             --------
                                                               11,094
                                                             --------
SPECIAL NON-PROPERTY TAX - 0.3%
PR Commonwealth of Puerto Rico Highway &
  Transportation Authority,
  Series W,
  5.500%  07/01/09                                      660       675
                                                             --------
STATE APPROPRIATED - 0.4%
Massachusetts Bay Transportation Authority,
  Series 1988,
  7.750%  01/15/06                                      250       273
University of Massachusetts Building Authority,
  Series 1991 A,
  7.200%  05/01/04                                      400       430
                                                             --------
                                                                  703
                                                             --------
STATE GENERAL OBILIGATIONS - 17.2%
Massachusetts Bay Transportation Authority:
  Series 1991 A,
  7.000%  03/01/21                                    1,500     1,663
  Series 1992 B,
  6.200%  03/01/16                                    3,700     3,860
Series 1994 A:
  7.000%  03/01/10                                    5,000     5,599
  7.000%  03/01/11                                    4,270     4,796
  7.000%  03/01/14                                    1,250     1,408
PR Commonwealth of Puerto Rico,
  Series 1999,
  5.250%  07/01/18                                    3,000     2,739
State College Building Authority:
  Series 1994 A,
  7.500%  05/01/14                                    1,825     2,128
  Series 1999 A:
  (a) 05/01/18                                        7,760     2,502
  (a) 05/01/18                                        6,000     1,381
State:
  Series B,
  7.000%  07/01/09                                    4,385     4,883
  Series 1991 B,
  6.500%  08/01/11                                      860       897
  Series 1991 C,
  6.500%  08/01/11                                      450       470
  Series 1992 B,
  6.500%  08/01/08                                    1,000     1,084
                                                             --------
                                                               33,410
                                                             --------

---------------------------------------------------------------------
TRANSPORTATION - 5.0%
AIR TRANSPORTATION - 0.7%
State Port Authority, US Airways, Inc.,
  Series 1999,
  6.000%  09/01/21                                    1,500     1,451
                                                             --------
AIRPORT - 1.4%
  State Port Authority, Series 1999:
  7.250%  07/01/29                                    1,500     1,326
  7.750%  07/01/29                                    1,500     1,365
                                                             --------
                                                                2,691
                                                             --------
TOLL FACILITIES - 2.1%
State Turnpike Authority, Series 1999 A,
  5.000%  01/01/39                                    5,000     3,988
                                                             --------
TRANSPORTATION - 0.8%
State, Series 1998 B, (a) 06/15/12                    3,145     1,532
                                                             --------

---------------------------------------------------------------------
UTILITY - 18.0%
INVESTOR OWNED - 0.8%
State Industrial Finance Agency, Nantucket
  Electric Co., Series 1996 A
  6.750%  07/01/05                                    1,400     1,490
                                                             --------
JOINT POWER AUTHORITY - 0.8%
State Municipal Wholesale Electric Co.,
  Series 1994 A, IFRN (variable rate)
  5.950%  07/01/16                                    2,000     1,548
                                                             --------
MUNICIPAL ELECTRIC - 0.9%
PR Commonwealth of Puerto Rico Electric Power
  Authority, Series 1995 Y,
  7.000%  07/01/07                                    1,500     1,678
                                                             --------
WATER & SEWER - 15.5%
  Boston Water & Sewer Commission:
  Series 1992 A,
  5.750%  11/01/13                                    1,000     1,012
  Series 1993 A,
  5.250%  11/01/19                                    4,750     4,373
State Water Pollution Abatement Trust,
  New Bedford Project:
  Series 1996 A,
  6.000%  02/01/06                                      220       231
  Series 1998 A,
  4.750%  02/01/21                                    1,500     1,209
  Series 1999 A,
  6.000%  08/01/17                                    2,445     2,490
State Water Resources Authority:
  Series 1992 A:
  6.500%  07/15/09                                    2,000     2,147
  6.500%  07/15/19                                    5,000     5,275
  Series 1993 C:
  5.250%  12/01/15                                    2,750     2,551
  5.250%  12/01/15                                    1,000       943
  5.250%  12/01/20                                    2,595     2,262
  Series 1995 B,
  6.250%  12/01/13                                    5,000     5,330
  Series 1998 B,
  4.500%  08/01/22                                    3,000     2,310
                                                             --------
                                                               30,133
                                                             --------
TOTAL MUNICIPAL BONDS (COST OF 193,877) (d)

                                                              190,268
                                                             --------
SHORT-TERM OBLIGATIONS - 1.0%
---------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
State Educational & Cultural Facilities
  Authority, CO National Cable
  Televison Center, Series 1999
  3.300%  10/01/06                                      415       415
District of Columbia, Series 1991 B-1,
  3.650%  06/01/03                                      600       600
IL Sauget, Monsanto Co:
  Series 1993,
  3.450%  05/01/28                                      400       400
  Series 1996,
  3.450%  09/01/14                                      200       200
MO State Environmental Improvement &
  Energy Resource Authority,
  Monsanto Co., Series 1993,
  3.300%  06/01/23                                      400       400
                                                             --------
TOTAL SHORT-TERM OBLIGATIONS                                    2,015
                                                             --------

OTHER ASSETS & LIABILITIES, NET - 1.0%                          1,806
---------------------------------------------------------------------
NET ASSETS - 100%                                            $194,089
                                                             ========

---------------------------------------------------------------------
(a) Zero coupon bond.
(b) This issuer is in default of certain debt covenants. Income is not being accrued.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of interest and principal.
(d) Cost for federal income tax purposes is $193,934.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2000.

                ACRONYM                                 NAME
                -------                                 ----
                  IFRN                       Inverse Floating Rate Note

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
January 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $193,877)                                $190,268
Short-term obligations                                                 2,015
                                                                    --------
                                                                     192,283
Receivable for:
  Interest                                              $2,498
  Variation margin on futures contracts                      9
  Fund shares sold                                           4
Expense reimbursement due from Advisor                      12
Other                                                       68         2,591
                                                        ------      --------
  Total assets                                                       194,874
LIABILITIES
Payable for:
  Fund shares repurchased                                  359
  Distributions                                            287
Accrued:
  Management fee                                            82
  Transfer agent fee                                        36
  Bookkeeping fee                                            7
  Deferred Trustees fees                                     6
Other                                                        8
                                                        ------
  Total liabilities                                                      785
                                                                    --------
  Net Assets                                                        $194,089
                                                                    ========
Net asset value & redemption price per share --
  Class A ($142,790/19,874)                                          $  7.18(a)
                                                                    ========
Maximum offering price per share --
  Class A ($7.18/0.9525)                                             $  7.54(b)
                                                                    ========
Net asset value & offering price per share --
  Class B ($50,110/6,975)                                            $  7.18(a)
                                                                    ========
Net asset value & offering price per share --
  Class C ($1,189/165)                                               $  7.18(a)
                                                                    ========
COMPOSITION OF NET ASSETS
Capital paid in                                                     $198,549
Overdistributed net investment income                                   (217)
Accumulated net realized loss                                           (634)
Net unrealized depreciation                                           (3,609)
                                                                    --------
                                                                    $194,089
                                                                    ========

(a) Redemption price per share is equal to net asset value less a contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended January 31, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                               $ 12,687

EXPENSES
Management fee                                           $  1,106
Service fee                                                   387
Distribution fee -- Class B                                   427
Distribution fee -- Class C                                     8
Transfer agent                                                352
Bookkeeping fee                                                87
Trustees fee                                                   20
Custodian fee                                                   3
Audit fee                                                      24
Legal fee                                                      41
Registration fee                                               23
Reports to shareholders                                        22
Other                                                          30
                                                         --------
                                                            2,530
Fees waived by the Advisor                                    (49)
Fees waived by the Distributor
  -- Class C                                                   (3)
Custodian credits earned                                       (3)        2,475
                                                         --------      --------
    Net Investment Income                                                10,212

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
  Net realized gain (loss) on:
  Investments                                                 740
  Closed futures contracts                                   (161)
                                                         --------
  Net Realized Gain                                                         579
  Net change in unrealized appreciation/depreciation
    during the period on:
    Investments                                           (24,749)
    Open futures contracts                                    (41)
                                                         --------
    Net Change in Unrealized Appreciation/Depreciation                  (24,790)
                                                                       --------
    Net Loss                                                            (24,211)
                                                                       --------
Decrease in Net Assets from Operations                                 $(13,999)
                                                                       ========

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                     YEARS ENDED JANUARY 31,
                                                   -----------------------------
INCREASE (DECREASE) IN NET ASSETS                     2000              1999
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                              $  10,212         $  10,796
Net realized gain                                        579             4,394
Net unrealized depreciation                          (24,790)           (1,119)
                                                   ---------         ---------
    Net Increase (Decrease) from Operations          (13,999)           14,071
DISTRIBUTIONS:
From net investment income -- Class A                 (7,830)           (8,432)
In excess of net investment income -- Class A           --                (306)
From net realized gains -- Class A                       (77)           (2,967)
In excess of net realized gains -- Class A              (891)              (64)
From net investment income -- Class B                 (2,301)           (2,343)
In excess of net investment income -- Class B           --                 (85)
From net realized gains -- Class B                       (27)             (982)
In excess of net realized gains -- Class B              (313)              (21)
From net investment income -- Class C                    (45)              (20)
In excess of net investment income -- Class C           --                  (1)
From net realized gains -- Class C                        (1)              (11)
In excess of net realized gains -- Class C                (6)              (a)
                                                   ---------         ---------
                                                     (25,490)           (1,161)
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                   10,861            14,603
Value of distributions reinvested -- Class A           4,946             7,028
Cost of shares repurchased -- Class A                (34,850)          (22,846)
                                                   ---------         ---------
                                                     (19,043)           (1,215)
                                                   ---------         ---------
Receipts for shares sold -- Class B                    6,128             6,777
Value of distributions reinvested -- Class B           1,602             2,230
Cost of shares repurchased -- Class B                (10,883)           (8,094)
                                                   ---------         ---------
                                                      (3,103)              913
                                                   ---------         ---------
Receipts for shares sold -- Class C                      815               478
Value of distributions reinvested -- Class C              33                21
Cost of shares repurchased -- Class C                   (238)               (8)
                                                   ---------         ---------
                                                         610               491
                                                   ---------         ---------
    Net Increase (Decrease) from Fund Share
      Transactions                                   (21,536)              189
                                                   ---------         ---------
    Total Decrease                                   (47,026)             (972)
NET ASSETS
Beginning of period                                  241,115           242,087
                                                   ---------         ---------
End of period (net of overdistributed net
  investment income of $217 and $274,
  respectively)                                    $ 194,089         $ 241,115
                                                   =========         =========
NUMBER OF FUND SHARES
Sold -- Class A                                        1,428             1,815
Issued for distributions reinvested -- Class A           645               875
Repurchased -- Class A                                (4,604)           (2,837)
                                                   ---------         ---------
                                                      (2,531)             (147)
                                                   ---------         ---------
Sold -- Class B                                          794               840
Issued for distributions reinvested -- Class B           209               278
Repurchased -- Class B                                (1,444)           (1,004)
                                                   ---------         ---------
                                                        (441)              114
                                                   ---------         ---------
Sold -- Class C                                          107                59
Issued for distributions reinvested -- Class C             4                 3
Repurchased -- Class C                                   (33)               (1)
                                                   ---------         ---------
                                                          78                62
                                                   ---------         ---------

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
January 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Massachusetts Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V (formerly Colonial Trust V), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Massachusetts state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

         Original purchase          Converts to Class A shares
         -----------------          --------------------------

Less than $250,000                            8 years
$250,000 to less than $500,000                4 years
$500,000 to less than $1,000,000              3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

       Average Net Assets               Annual Fee Rate
       ------------------               ---------------
    First $2 billion                         0.50%
    Over $2 billion                          0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $23,567 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $183, $128,940 and $106 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive, until further notice, a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

         Valuation of shares                   Annual
      outstanding on the 20th of                Fee
     each month which were issued               Rate
     ----------------------------             -------
  Prior to November 30, 1994                   0.10%
  On or after December 1, 1994                 0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3,444 of custodian fees were reduced by balance credits applied during the year ended January 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations were $33,464,202 and $53,389,771 respectively.

Unrealized appreciation (depreciation) at January 31, 2000 based on cost of investments for federal income tax purposes was:

  Gross unrealized appreciation                                $ 5,726,084
  Gross unrealized depreciation                                (9,391,784)
                                                              -----------
    Net unrealized depreciation                               $(3,665,700)
                                                              ===========

CAPITAL LOSS CARRYFORWARDS:
At January 31, 2000, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

  Year of expiration                             Capital loss carryforward
  ------------------                             -------------------------
         2008                                               $37,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2000.

CHANGE IN INDEPENDENT AUDITOR
Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended January 31, 2000. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                YEAR ENDED JANUARY 31, 2000
                                                       ---------------------------------------------
                                                         CLASS A          CLASS B         CLASS C
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.060     $      8.060    $      8.060
                                                       ------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)                                  0.366            0.308           0.331(b)
Net realized and unrealized loss                             (0.835)          (0.835)         (0.835)
                                                       ------------     ------------    ------------
    Total from Investment Operations                         (0.469)          (0.527)         (0.504)
                                                       ------------     ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                   (0.366)          (0.308)         (0.331)
From net realized gains                                      (0.004)          (0.004)         (0.004)
In excess of net realized gains                              (0.041)          (0.041)         (0.041)
                                                       ------------     ------------    ------------
    Total Distributions Declared to Shareholders             (0.411)          (0.353)         (0.376)
                                                       ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD                         $      7.180     $      7.180    $      7.180
                                                       ============     ============    ============
Total return (d)(e)                                           (5.96)%          (6.67)%         (6.38)%
                                                       ============     ============    ============
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                  0.93%            1.68%           1.38%(b)
Net investment income (f)                                     4.81%            4.06%           4.36%(b)
Fees and expenses waived or borne by the Advisor (f)          0.02%            0.02%           0.02%
Portfolio turnover                                              16%              16%             16%
Net assets at end of period (000)                      $    142,790     $     50,110    $      1,189

(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:                  $      0.002     $      0.002    $      0.002
(b) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(c) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)

Approximately 100% of the income distributions will be treated as exempt income for federal income tax purposes.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        YEARS ENDED JANUARY 31
                                              --------------------------------------------------------------------
                                                             1999                              1998
                                              --------------------------------   ---------------------------------
                                               CLASS A     CLASS B    CLASS C     CLASS A     CLASS B    CLASS C(a)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  8.100     $ 8.100    $ 8.100    $  7.810     $ 7.810    $ 8.070
                                              --------     -------    -------    --------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (e)                        0.384       0.322      0.347(b)    0.403       0.344      0.180(c)
Net realized and unrealized gain                 0.104       0.104      0.104       0.352       0.352      0.090
                                              --------     -------    -------    --------     -------    -------
    Total from Investment Operations             0.488       0.426      0.451       0.755       0.696      0.270
                                              --------     -------    -------    --------     -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                      (0.378)     (0.318)    (0.343)     (0.406)     (0.347)    (0.180)
In excess of net investment income              (0.014)     (0.012)    (0.012)     (0.003)     (0.003)    (0.004)
From net realized gains                         (0.133)     (0.103)    (0.133)     (0.056)     (0.056)    (0.056)
In excess of net realized gains                 (0.003)     (0.033)    (0.003)       --          --         --
                                              --------     -------    -------    --------     -------    -------
    Total Distributions Declared to
      Shareholders                              (0.528)     (0.466)    (0.491)     (0.465)     (0.406)    (0.240)
                                              --------     -------    -------    --------     -------    -------
NET ASSET VALUE, END OF PERIOD                $  8.060     $ 8.060    $ 8.060    $  8.100     $ 8.100    $ 8.100
                                              --------     -------    -------    --------     -------    -------
Total return (d)                                 6.25%       5.44%      5.76%(e)    9.94%       9.13%      3.40%(e)(f)
                                              --------     -------    -------    --------     -------    -------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                     0.91%       1.66%      1.36%(b)    0.90%       1.65%      1.37%(c)(h)
Net investment income (g)                        4.69%       3.94%      4.24%(b)    5.05%       4.30%      4.47%(c)(h)
Portfolio turnover                                 21%         21%        21%         14%         14%        14%
Net assets at end of period (000)             $180,628     $59,789    $   698    $182,721     $59,160    $   206

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Net of fees waived by the Distributor which amounted to $0.024 per share and 0.30%.
(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30% annualized.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            YEARS ENDED JANUARY 31
                                                   ------------------------------------------------------------------
                                                                    1997                            1996
                                                       -----------------------------    -----------------------------
                                                          CLASS A         CLASS B         CLASS A          CLASS B
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      8.040     $      8.040    $      7.390     $      7.390
                                                       ------------     ------------    ------------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                     0.415            0.357           0.424            0.367
Net realized and unrealized gain (loss)                      (0.234)          (0.234)          0.650            0.650
                                                       ------------     ------------    ------------     ------------
    Total from Investment Operations                          0.181            0.123           1.074            1.017
                                                       ------------     ------------    ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                   (0.411)          (0.353)         (0.424)          (0.367)
                                                       ------------     ------------    ------------     ------------
NET ASSET VALUE, END OF PERIOD                         $      7.810     $      7.810    $      8.040     $      8.040
                                                       ------------     ------------    ------------     ------------
    Total return (b)(c)                                       2.43%            1.66%          14.90%           14.05%
                                                       ------------     ------------    ------------     ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                  0.90%            1.65%           0.85%            1.60%
Net investment income (d)                                     5.32%            4.57%           5.49%            4.74%
Fees and expenses waived or borne by the Advisor (d)          0.00%            0.00%           0.06%            0.06%
Portfolio turnover                                              29%              29%             21%              21%
Net assets at end of period (000)                      $    184,221     $     59,143    $    207,759     $     60,651

(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                         $      0.000     $      0.000    $      0.005     $      0.005
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits or directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND SHAREHOLDERS OF COLONIAL MASSACHUSETTS TAX-EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Colonial Massachusetts Tax-Exempt Fund (the
Fund), one of the series of Liberty Funds Trust V, as of January 31, 2000, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended January 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Colonial Massachusetts Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
March 13, 2000

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------
TOM BLEASDALE                              WILLIAM E. MAYER
Retired (formerly Chairman of the          Partner, Development Capital, LLC
Board and Chief Executive Officer,         (formerly Dean, College of Business
Shore Bank & Trust Company)                and Management, University of
                                           Maryland; Dean, Simon Graduate School
JOHN V. CARBERRY                           of Business, University of Rochester;
Senior Vice President of Liberty           Chairman and Chief Executive Officer,
Financial Companies, Inc. (formerly        CS First Boston Merchant Bank; and
Managing Director, Salomon Brothers)       President and Chief Executive
                                           Officer, The First Boston
LORA S. COLLINS                            Corporation)
Attorney (formerly Attorney, Kramer,
Levin, Naftalis & Frankel)                 JAMES L. MOODY, JR.
                                           Retired (formerly Chairman of the
JAMES E. GRINNELL                          Board, Chief Executive Officer and
Private Investor (formerly Senior          Director, Hannaford Bros. Co.)
Vice President-Operations, The
Rockport Company)                          JOHN J. NEUHAUSER
                                           Academic Vice President and Dean of
RICHARD W. LOWRY                           Faculties, Boston College (formerly
Private Investor (formerly Chairman        Dean, Boston College School of
and Chief Executive Officer, U.S.          Management)
Plywood Corporation)
                                           THOMAS E. STITZEL
SALVATORE MACERA                           Professor of Finance, College of
Private Investor (formerly Executive       Business, Boise State University;
Vice President of Itek Corp. and           Business Consultant and Author
President of Itek Optical &
Electronic Industries, Inc.)               ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
                                           Management Consultant, Saatchi and
                                           Saatchi Consulting Ltd. and Principal
                                           and International Practice Director,
                                           Management Consulting, Peat Marwick
                                           Main & Co.)

                                           ANNE-LEE VERVILLE
                                           Consultant (formerly General Manager,
                                           Global Education Industry, and
                                           President, Applications Solutions
                                           Division, IBM Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Massachusetts Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL MASSACHUSETTS TAX-EXEMP FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE         A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.SM

STEIN ROE      SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT        A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[GRAPHIC
 OMITTED]
--------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

-----------------------------------------------------
COLONIAL MASSACHUSETTS TAX-EXEMPT FUND  ANNUAL REPORT
-----------------------------------------------------

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                                                                      PAID
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR  HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                 ---------------
     Liberty Funds Distributor, Inc. (C)2000
     One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
     www.libertyfunds.com


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